UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

August 30, 2006

Date of Report

Treaty Oak Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of

incorporation or organization)

20-0413144

(I.R.S. Employer Identification Number)

101 Westlake Drive, Austin, Texas

(Address of Principal Executive Offices)

78746

(Zip Code)

(512) 617-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR    240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Resignation of Principal Executive Officer, Election of New Officers and Election of New Director

Terry W. Hamann, a Class III director of Treaty Oak Bancorp, Inc. (the “Company”), resigned as a director of the Company on August 30, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREATY OAK BANCORP, INC.

By:	/s/ Jeffrey L. Nash
Jeffrey L. Nash
President and Chief Executive Officer

Dated: September 5, 2006